UNITED STATES
SECEURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 18, 2016

Continental Building Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36293	26-4480276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

12950 Worldgate Drive, Suite 700, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

(703) 480-3800
(Registrant's telephone number, including the area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations
On March 18, 2016, Mr. Bradley Boggess and Mr. Grant Wilbeck, both Class II members of the Board of Directors (the “Board”) of Continental Building Products, Inc. (the “Company”), and Mr. Kyle Volluz, a Class I member of the Board, each resigned as a director, effective immediately. Following the resignations, on March 18, 2016, the Board determined to reduce the number of authorized directors comprising the Board from nine to six and elected Mr. Edward Bosowski to serve as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

March 22, 2016	/s/ Timothy A. Power
Date	Timothy A. Power
Senior Vice President and General Counsel

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